                                                                    EXHIBIT 10.3


                                 LOAN AGREEMENT

                                     Between



               CALIFORNIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY





                                       and

                             MERCURY AIR GROUP, INC.





                                   relating to



                    $19,000,000
California Economic Development Financing Authority
Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998
                          (Mercury Air Group, Inc. Project)



                                          Dated as of April 1, 1998

                               TABLE OF CONTENTS


                                                                                              PAGE
ARTICLE I
                                            DEFINITIONS

SECTION 1.1.               DEFINITION OF TERMS.................................................2

SECTION 1.2.               NUMBER AND GENDER...................................................2

SECTION 1.3.               ARTICLES, SECTIONS, ETC.............................................2


ARTICLE II
                                          REPRESENTATIONS

SECTION 2.1.               REPRESENTATIONS OF THE AUTHORITY....................................2

SECTION 2.2.               REPRESENTATIONS OF THE BORROWER.....................................3


ARTICLE III
                              ISSUANCE OF THE BONDS; APPLICATION OF
                           PROCEEDS/CONSTRUCTION OF PROJECT FACILITIES

SECTION 3.1.               AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND
                           PROCEEDS............................................................4

SECTION 3.2.               INVESTMENT OF MONEYS IN FUNDS.......................................4

SECTION 3.3.               AGREEMENT TO CONSTRUCT THE PROJECT..................................4

SECTION 3.4.               DISBURSEMENTS FROM THE 1998 CONSTRUCTION FUND;
                           DISBURSEMENTS FROM THE 1998 COSTS OF ISSUANCE FUND..................5

SECTION 3.5.               ESTABLISHMENT OF COMPLETION DATE; OBLIGATION OF
                            BORROWER TO COMPLETE...............................................6


ARTICLE IV
                           LOAN TO BORROWER; REPAYMENT PROVISIONS

SECTION 4.1.               LOAN TO BORROWER....................................................7

SECTION 4.2.               REPAYMENT AND PAYMENT OF OTHER AMOUNTS PAYABLE......................7

SECTION 4.3.               UNCONDITIONAL OBLIGATION............................................8

SECTION 4.4.               ASSIGNMENT OF AUTHORITY'S RIGHTS....................................9

SECTION 4.5.               AMOUNTS REMAINING IN FUNDS..........................................9

SECTION 4.6.               CREDIT FACILITY.....................................................0

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                             PAGE
ARTICLE V
                           SPECIAL COVENANTS AND AGREEMENTS

SECTION 5.1.               RIGHT OF ACCESS TO THE PROJECT......................................1

SECTION 5.2.               THE BORROWER'S MAINTENANCE OF ITS EXISTENCE;
                           ASSIGNMENTS.........................................................2

SECTION 5.3.               RECORDS AND FINANCIAL STATEMENTS OF BORROWER........................3

SECTION 5.4.               MAINTENANCE AND REPAIR; TAXES; UTILITY AND OTHER
                           CHARGES; INSURANCE..................................................3

SECTION 5.5.               QUALIFICATION IN CALIFORNIA.........................................3

SECTION 5.6.               TAX-EXEMPT STATUS OF INTEREST ON BONDS..............................4

SECTION 5.7.               NOTICE OF RATE PERIODS..............................................5

SECTION 5.8.               REMARKETING OF THE BONDS............................................5

SECTION 5.9.               CONTINUING DISCLOSURE...............................................5


ARTICLE VI
                           DAMAGE, DESTRUCTION AND CONDEMNATION;
                                     CONTINUATION OF PAYMENT

SECTION 6.1.               OBLIGATION TO CONTINUE PAYMENTS.....................................6

SECTION 6.2.               DAMAGE TO OR CONDEMNATION OF OTHER PROPERTY.........................6


ARTICLE VII
                           EVENTS OF DEFAULT AND REMEDIES

SECTION 7.1.               EVENTS OF DEFAULT...................................................6

SECTION 7.2.               REMEDIES ON DEFAULT.................................................7

SECTION 7.3.               AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES.......................8

SECTION 7.4.               NO REMEDY EXCLUSIVE.................................................9

SECTION 7.5.               NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER..........................9


ARTICLE VIII
                           PREPAYMENT

SECTION 8.1.               REDEMPTION OF BONDS WITH PREPAYMENT MONEYS..........................9

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                             PAGE
SECTION 8.2.               OPTIONS TO PREPAY INSTALLMENTS......................................9



SECTION 8.3.               MANDATORY PREPAYMENT................................................9

SECTION 8.4.               AMOUNT OF PREPAYMENT................................................0

SECTION 8.5.               NOTICE AND DATE OF PREPAYMENT.......................................0


ARTICLE IX
                           NONLIABILITY OF AUTHORITY; EXPENSES; INDEMNIFICATION

SECTION 9.1.               NONLIABILITY OF AUTHORITY...........................................1

SECTION 9.2.               EXPENSES............................................................1

SECTION 9.3.               INDEMNIFICATION.....................................................1


ARTICLE X
                                           MISCELLANEOUS

SECTION 10.1.              NOTICES.............................................................2

SECTION 10.2.              SEVERABILITY........................................................2

SECTION 10.3.              EXECUTION OF COUNTERPARTS...........................................3

SECTION 10.4.              AMENDMENTS, CHANGES AND MODIFICATIONS...............................3

SECTION 10.5.              GOVERNING LAW; VENUE................................................3

SECTION 10.6.              AUTHORIZED BORROWER REPRESENTATIVE..................................3

SECTION 10.7.              TERM OF THE AGREEMENT...............................................3

SECTION 10.8.              BINDING EFFECT......................................................3

SECTION 10.9.              CREDIT PROVIDER.....................................................3


                EXHIBIT A Description of the Project Facilities

                                 LOAN AGREEMENT

          THIS LOAN AGREEMENT, dated as of April 1, 1998 (this "Agreement"), by and between the CALIFORNIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY, a public instrumentality and political subdivision of the State of California (herein called the "Authority"), and MERCURY AIR GROUP, INC., a corporation organized and existing under the laws of the State of New York (the "Borrower"),


                             W I T N E S S E T H :

          WHEREAS, the Authority was established for the purpose of promoting and encouraging commerce and industry, and generally to foster economic development in the State of California (the "State") and is authorized, among other things, to issue tax-exempt revenue bonds to provide financing for private economic development projects pursuant to Part 10.2 of Division 3 of Title 2 of the California Government Code (commencing at Section 15710), as now in effect and as it may from time to time hereafter be amended or supplemented (the "Act"); and

          WHEREAS, in order to further the purposes of the Act, the Authority plans to undertake the financing of a portion of the cost of the constructing, equipping, installing, improving and furnishing of certain airport facilities (the "Project") located at the Burbank Glendale Pasadena Airport in Burbank, California (the "Burbank Facility") and at the Los Angeles International Airport in Los Angeles, California (the "Los Angeles Facility" and collectively with the Burbank Facility, the "Project Facilities"), as described in Exhibit A hereto; and

          WHEREAS, the Project is a qualifying "project" under the Act, the Authority intends to issue its $19,000,000 Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998 (Mercury Air Group, Inc. Project) (the "Bonds") and to loan the proceeds of the sale of the Bonds to Mercury Air Group, Inc. (the "Borrower") to assist in the financing of the Project pursuant to this Agreement, as evidenced by a resolution of the Authority expressing its intent to issue the Bonds adopted February 25, 1998; and

          WHEREAS, the real property upon which the Project Facilities shall be constructed, improved, installed and furnished shall be owned by the governmental owner of the airport at which the Project Facility is to be located; and

          WHEREAS, the Bonds will be issued under the terms of an Indenture of Trust (the "Indenture") of even date herewith, between the Authority and U.S. Bank Trust National Association, a national banking association as trustee (the "Trustee"); and

          WHEREAS, the Borrower's obligations to repay the loan are evidenced by this Agreement;

          NOW, THEREFORE, in consideration of the premises and the respective representations and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

                                   DEFINITIONS

          SECTION 1.1. DEFINITION OF TERMS. Unless the context otherwise requires, the terms used in this Agreement shall have the meanings specified in
Section 1.01 of the Indenture (defined above), pursuant to which the Bonds will be issued, as originally executed or as it may from time to time be supplemented or amended as provided therein.

          SECTION 1.2. NUMBER AND GENDER. The singular form of any word used herein, including the terms defined in Section 1.01 of the Indenture, shall include the plural, and vice versa. The use herein of a word of any gender shall include all genders.

          SECTION 1.3. ARTICLES, SECTIONS, ETC. Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivisions of this Agreement as originally executed. The words "hereof," "herein," "hereunder" and words of similar import refer to this Agreement as a whole. The headings or titles of the several articles and sections, and the table of contents appended to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction or effect of the provisions hereof.

ARTICLE II

                                 REPRESENTATIONS

          SECTION 2.1. REPRESENTATIONS OF THE AUTHORITY. The Authority makes the following representations as the basis for its undertakings herein contained:

          (a) The Authority is a body public and corporate and a public instrumentality of the State, duly created and existing under the laws of the State. Under the provisions of the Act, the Authority has the power to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder. By proper action, the Authority has been duly authorized to execute, deliver and duly perform this Agreement and the Indenture.

          (b) The Authority is not in default under any of the provisions of the laws of the State which would affect its existence or its powers referred to in subsection (a) above.

          (c) To finance the cost of the Project, the Authority will issue the Bonds which will mature, bear interest and be subject to redemption as set forth in the Indenture. The Bonds will be issued under and secured by the Indenture, pursuant to which the Authority's interest in this Agreement (except certain rights of the Authority to receive notices hereunder, to receive payment for expenses and indemnification and certain other payments hereunder, and to give approvals or consents hereunder) will be pledged to the Trustee as security for payment of the principal of, premium, if any, and interest on the Bonds.

          (d) The Authority has not pledged and will not pledge its interest in this Agreement for any purpose other than to secure the Bonds under the Indenture.

          (e) The Authority has found and determined and hereby finds and determines that all requirements of the Act with respect to the issuance of the Bonds and the execution of this Agreement and the Indenture have been complied with and that financing the Project by issuing the Bonds and entering into this Agreement and the Indenture will be in furtherance of the purposes of the Act.

          (f) On February 25, 1998, the Authority adopted its resolution authorizing the issuance of the Bonds in an aggregate principal amount not to exceed $19,000,000.

          (g) No member, officer or other official of the Authority has any interest whatsoever in the Borrower or in the transactions contemplated by this Agreement.

          (h) No allocation of a share of the State ceiling for private activity bonds is required in connection with the issuance of the Bonds.

          SECTION 2.2. REPRESENTATIONS OF THE BORROWER. The Borrower makes the following representations as the basis for its undertakings herein contained:

          (a) The Borrower is a New York corporation duly formed under the laws of the State of New York, is qualified to do business in the State, is in good standing in the State, and has the power to enter into and has duly authorized, by proper corporate action, the execution and delivery of this Agreement and all other documents contemplated hereby to be executed by the Borrower.

          (b) Neither the execution and delivery of this Agreement, the Remarketing Agreement, the Credit Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof and thereof, conflicts with or results in a breach of any of the terms, conditions or provisions of the Borrower's Articles of Incorporation or Bylaws or of any corporate actions or of any material agreement or instrument to which the Borrower is now a party or by which it is bound, or constitutes a default (with due notice or the passage of time or both) under any of the foregoing, or results in the creation or imposition of any prohibited lien, charge or encumbrance whatsoever upon any of the property or assets of the Borrower under the terms of any material instrument or agreement to which the Borrower is now a party or by which it is bound.

          (c) The Project consists and will consist of those facilities described in Exhibit A hereto, and, to the extent within its control, for so long as it leases or operates the Project, the Borrower shall make no changes to the Project or to the operation thereof which would affect the qualification of the Project as a "project" under the Act. The Borrower shall comply with all requirements set forth in the Tax Certificate.

          (d) To the extent necessary to preserve the security for the Bonds and the Tax-Exempt status of interest on the Bonds, all material certificates, approvals, permits and authorizations of agencies of applicable local governmental agencies, the State and the federal government have been or will be obtained with respect to the construction of the Project Facilities and pursuant to such certificates, approvals, permits and authorizations the Project Facilities have been or will be constructed and are or will be in operation.

          (e) To the best knowledge of the Borrower, no member, officer or other official of the Authority has any interest whatsoever in the Borrower or in the transactions contemplated by this Agreement.

          (f) The Costs of the Project are as set forth in the Tax Certificate dated the Issue Date and have been determined in accordance with standard engineering/construction and accounting principles. All the information and representations in the Tax Certificate are true and correct as of the date thereof.

          (g) No event has occurred and no condition exists which would constitute an Event of Default (as defined in the Indenture) or which, with the passing of time or with the giving of notice or both would become such an Event of Default.

ARTICLE III

                 ISSUANCE OF THE BONDS; APPLICATION OF PROCEEDS/
                       CONSTRUCTION OF PROJECT FACILITIES

          SECTION 3.1. AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND PROCEEDS. To provide funds to finance the Project, the Authority agrees that it will issue under the Indenture, sell and cause to be delivered to the purchasers thereof, the Bonds. The Authority will thereupon apply the proceeds received from the sale of the Bonds as provided in the Indenture.

          SECTION 3.2. INVESTMENT OF MONEYS IN FUNDS. Any moneys in any fund held by the Trustee shall, to the extent permitted under the Indenture, at the written request of an Authorized Borrower Representative, be invested or reinvested by the Trustee as provided in the Indenture. Such investments shall be deemed at all times a part of the fund from which such investments were made, and the interest accruing thereon and any profit or loss realized therefrom shall, except as otherwise provided in the Indenture, be credited or charged to such fund.

          SECTION 3.3. AGREEMENT TO CONSTRUCT THE PROJECT. The Borrower agrees that it will equip, construct, rehabilitate and install, or complete the construction, equipping, rehabilitation and installation of, the Project, and will equip, construct, rehabilitate and install all other facilities and real and personal property deemed necessary for the operation of the Project, substantially in accordance with the description of the Project prepared by the Borrower and approved by the Authority, including any and all supplements, amendments and additions or deletions thereto or therefrom, it being understood that the approval of the Authority shall not be required for changes in such description which do not substantially alter the purpose and description of the Project as set forth in Exhibit A hereto. The Borrower further agrees to proceed with due diligence to complete the Project within three years from the date hereof.

          In the event that the Borrower desires to alter or change the Project, and such alteration or change substantially alters the purpose and description of the Project as described in Exhibit A hereto, the Authority will enter into, and will instruct the Trustee to consent to, such amendment or supplement to Exhibit A as shall be required to reflect such alteration or change to the Project upon receipt of:

               (i) a certificate of the Authorized Borrower Representative describing in detail the proposed changes and stating that they will not have the effect of disqualifying the Project as facilities that may be financed pursuant to the Act;

               (ii) a copy of the proposed form of amended or supplemented Exhibit A hereto; and

               (iii) an opinion of Bond Counsel that such proposed changes will not adversely affect the Tax-Exempt status of interest on the Bonds.

          SECTION 3.4. DISBURSEMENTS FROM THE 1998 CONSTRUCTION FUND; DISBURSEMENTS FROM THE 1998 COSTS OF ISSUANCE FUND.

          (a) The Borrower will authorize and direct the Trustee, upon compliance with Section 3.03 of the Indenture, to disburse the moneys in the Construction Fund to or on behalf of the Borrower only for the following purposes (and not for Costs of Issuance), subject to the provisions of Section
3.5 hereof:

               (i) Payment to the Borrower of such amounts, if any, as shall be necessary to reimburse the Borrower in full for all advances and payments made by it, at any time prior to or after the delivery of the Bonds, in connection with (A) the preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof) and (B) subject to any limitation imposed by subsection (vi) hereof, the equipping, construction, rehabilitation and installation of the Project.

               (ii) Payment for labor, services, materials and supplies used by or furnished to the Borrower to improve the site and to equip, construct and install the Project, as provided in the plans, specifications and work orders therefor; payment of the costs of equipping, constructing, and installing utility services or other related facilities; payment of the costs of all personal property deemed necessary to construct the Project; insurance during the construction period; and payment of the miscellaneous expenses incidental to any of the foregoing items.

               (iii) Payment of the fees, if any, of architects, engineers, legal counsel and supervisors expended in connection with the leasing, equipping, construction, rehabilitation and installation of the Project.

               (iv) Payment of taxes including rent, property taxes, assessments and other charges, if any, that may become payable during the construction period with respect to the Project, or reimbursement thereof, if paid by the Borrower.

               (v) Payment of expenses incurred in seeking to enforce any remedy against any developer, contractor or subcontractor in respect of any default under a contract relating to the equipping, construction, rehabilitation or installation of the Project.

               (vi) Payment of any other Costs of the Project permitted by the Tax Certificate (including, without limitation, interest accruing on the Bonds during the construction period of the Project and reimbursing the Borrower for financing the Costs of the Project, but not including any Costs of Issuance).

          All moneys remaining in the Construction Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (i) to (vi), inclusive, of this Section, shall be used in accordance with Section 3.03 of the Indenture.

          Each of the payments referred to in this Section 3.4(a) shall be made upon receipt by the Trustee of a written requisition in the form prescribed by
Section 3.03 of the Indenture, signed by the Authorized Borrower Representative.

          (b) The Borrower will authorize and direct the Trustee, upon compliance with Section 3.04 of the Indenture, to disburse the moneys in the Costs of Issuance Fund to or on behalf of the Borrower only for Costs of Issuance, subject to the provisions of Section 3.6 hereof. Each of the payments referred to in this Section 3.4(b) shall be made upon receipt by the Trustee of a written requisition in the form prescribed by Section 3.04 of the Indenture, signed by the Authorized Borrower Representative.

          SECTION 3.5. ESTABLISHMENT OF COMPLETION DATE; OBLIGATION OF BORROWER TO COMPLETE. As soon as the Project is completed, the Authorized Borrower Representative, on behalf of the Borrower, shall evidence the Completion Date by providing a certificate to the Trustee and the Authority stating the Costs of the Project and further stating that (i) the equipping, rehabilitation and construction of the Project has been completed substantially in accordance with the plans, specifications and work orders therefor, and all labor, services, materials and supplies used in the equipping, rehabilitation and construction have been paid or provided for, and (ii) all other facilities necessary in connection with the Project have been constructed and installed in accordance with the plans and specifications and work orders therefor and all costs and expenses incurred in connection therewith have been paid or provided for. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights of the Borrower against third parties for any claims or for the payment of any amount not then due and payable which exists at the date of such certificate or which may subsequently exist.

          At the time such certificate is delivered to the Trustee, moneys remaining in the Construction Fund (other than moneys relating to provisional payments permitted by Section 3.4), including any earnings resulting from the investment of such moneys, shall be used as provided in Section 3.03 of the Indenture.

          In the event the moneys in the Construction Fund available for payment of the Costs of the Project should be insufficient to pay the costs thereof in full, the Borrower agrees to pay directly, or to deposit in the Construction Fund moneys sufficient to pay, any costs of completing the Project in excess of the moneys available for such purpose in the Construction Fund. The Authority makes no express or implied warranty that the moneys deposited in the Construction Fund and available for payment of the Costs of the Project, under the provisions of this Agreement, will be sufficient to pay all the amounts which may be incurred for such Cost of the Project. The Borrower agrees that if, after exhaustion of the moneys in the Construction Fund, the Borrower should pay, or deposit moneys in the Construction Fund for the payment of, any portion of the Costs of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Authority, from the Trustee or from the holders of any of the Bonds, nor shall it be entitled to any diminution of the amounts payable under Section 4.2 hereof.

ARTICLE IV

                     LOAN TO BORROWER; REPAYMENT PROVISIONS

          SECTION 4.1. LOAN TO BORROWER. The Authority covenants and agrees, upon the terms and conditions in this Agreement, to make a loan to the Borrower for the purpose of financing the Project. Pursuant to said covenant and agreement, the Authority will issue the Bonds upon the terms and conditions contained in this Agreement and the Indenture. The Authority and the Borrower agree that the application of the proceeds of sale of the Bonds to finance the Project will be deemed to be and treated for all purposes as a loan to the Borrower of an amount equal to the aggregate principal amount of the Bonds.

          SECTION 4.2. REPAYMENT AND PAYMENT OF OTHER AMOUNTS PAYABLE.

          (a) With respect to the Bonds, the Borrower covenants and agrees to pay to the Trustee as a Repayment Installment, on or before each date provided in or pursuant to the Indenture for the payment of principal (whether at maturity or upon redemption or acceleration) of, premium, if any, and/or interest on the Bonds, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, for deposit in the Bond Fund, a sum equal to the amount then payable as principal (whether at maturity or upon redemption or acceleration), premium, if any, and interest upon the Bonds as provided in the Indenture.

          Each payment made by the Borrower pursuant to this Section 4.2(a) shall at all times be sufficient to pay the total amount of interest and principal (whether at maturity or upon redemption or acceleration) and premium, if any, then payable on the Bonds; provided that any amount held by the Trustee in the Bond Fund on any due date for a Repayment Installment hereunder shall be credited against the Repayment Installment due on such date, to the extent available for such purpose; and provided further that, subject to the provisions of this paragraph, if at any time the Available

Amounts held by the Trustee in the Bond Fund are sufficient to pay all of the principal of and interest and premium, if any, on the Bonds as such payments become due, the Borrower shall be relieved of any obligation to make any further payments with respect to the Bonds under the provisions of this Section. Notwithstanding the foregoing, if on any date the amount held by the Trustee in the Bond Fund is insufficient to make any required payments of principal of (whether at maturity or upon redemption or acceleration) and interest and premium, if any, on the Bonds as such payments become due, the Borrower shall forthwith pay such deficiency as a Repayment Installment hereunder.

          The obligation of the Borrower to make any payment under this Section 4.2(a) shall be deemed to have been satisfied to the extent of any corresponding payment made by the Credit Provider, if any, under the Credit Facility, if any.

          (b) In the event that no Credit Facility is in effect or the amounts on deposit in the Bond Purchase Fund are insufficient to pay the purchase price of any Bonds tendered for purchase on any Purchase Date, the Borrower covenants to pay or cause to be deposited in the Bond Purchase Fund sufficient money to pay the purchase price of any Bonds tendered for purchase or required to be purchased under Section 4.06 or 4.07 of the Indenture.

          (c) The Borrower also agrees to pay to the Trustee until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made as required by the Indenture, (i) the annual fee of the Trustee for its ordinary services rendered as trustee, and its ordinary expenses incurred under the Indenture, as and when the same become due, (ii) the reasonable fees, charges and expenses of the Registrar, Paying Agent, Remarketing Agent, if any, and Tender Agent, if any, as and when the same become due, (iii) the reasonable fees, charges and expenses of the Trustee for the necessary extraordinary services rendered by it and extraordinary expenses (including reasonable attorneys' fees) incurred by it under the Indenture, as and when the same become due, (iv) the cost of printing any Bonds required to be furnished by the Authority, and (v) any fees required to be paid to the Authority in connection with the issuance of the Bonds. The Borrower agrees that the provisions of this Section 4.2(c) shall survive the discharge of the Indenture and the retirement of the Bonds or the resignation or removal of the Trustee.

          (d) The Borrower also agrees to pay (i) to the Authority, its fee of $______ upon delivery of the Bonds; and (ii) within twenty (20) days after receipt of request for payment thereof, all expenses required to be paid by the Borrower under the terms of the Purchase Contract executed by it in connection with the sale of the Bonds, and all reasonable expenses of the Authority related to the Project which are not otherwise required to be paid by the Borrower under the terms of this Agreement; provided that the Authority shall have obtained the prior written approval of an Authorized Borrower Representative for any expenditures other than those provided for herein or in the Purchase Contract.

          (e) In the event the Borrower should fail to make any of the payments required by subsection (c) or (d) of this Section, such payments shall continue as obligations of the Borrower until such amounts shall have been fully paid. The Borrower agrees to pay such amounts, together with interest thereon until paid, to the extent permitted by law, at the rate borne by the Bonds.

          SECTION 4.3. UNCONDITIONAL OBLIGATION. The obligations of the Borrower to make the payments required by Section 4.2 hereof and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional, irrespective of any defense or any rights of setoff, recoupment or counterclaim it might otherwise have against the Authority, and during the term of this Agreement, the Borrower shall pay absolutely the payments to be made on account of the loan as prescribed in Section 4.2 and all other payments required hereunder, free of any deductions and without abatement, diminution or setoff. Until such time as the principal of, premium, if any, and interest on the Bonds shall have been fully paid, or provision for the payment thereof shall have been made as required by the Indenture, the Borrower (i) will not suspend or discontinue any payments provided for in Section 4.2 hereof with respect to the Bonds; (ii) will perform and observe all of its other covenants contained in this Agreement with respect to the Bonds and the Project; and (iii) except as provided in Article VIII hereof, will not terminate this Agreement for any cause, including, without limitation, the occurrence of any act or circumstances that may constitute failure of consideration, destruction of or damage to, or taking or condemnation of, all or any part of the Project, termination of one or both leases underlying the Project Facilities, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either of these, or any failure of the Authority or the Trustee to perform and observe any covenant, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement or the Indenture.

          SECTION 4.4. ASSIGNMENT OF AUTHORITY'S RIGHTS. As security for the payment of the Bonds, the Authority will assign to the Trustee the Authority's rights, but not its obligations, under this Agreement, including the right to receive payments hereunder (except (i) the rights of the Authority to receive notices under this Agreement, (ii) the right of the Authority to receive certain payments, if any, with respect to expenses and indemnification and certain other purposes under Sections 4.2(d), 4.2(e), 7.3, 9.2 and 9.3 hereof, and (iii) the right of the Authority to give approvals or consents pursuant to this Agreement), and the Authority hereby directs the Borrower to make the payments required hereunder (except such payments for expenses and indemnification and certain other purposes) directly to the Trustee. The Borrower hereby assents to such assignment and agrees to make payments directly to the Trustee without defense or setoff by reason of any dispute between the Borrower and the Authority or the Trustee.

          The Authority hereby acknowledges that the Borrower will be obligated to reimburse the Credit Provider, if any, for amounts provided under the Credit Facility to purchase Bonds which are tendered for purchase and not remarketed pursuant to the Remarketing Agreement, and acknowledges that any and all proceeds of any subsequent remarketing of the Bonds so purchased will be paid to the Credit Provider, if any, in order to discharge the Borrower's reimbursement obligation (or any loan by such Credit Provider, if any, to finance such reimbursement obligation) to the Credit Provider, if any.

          SECTION 4.5. AMOUNTS REMAINING IN FUNDS. It is agreed by the parties hereto that any amounts remaining in any fund held by the Trustee under the Indenture after payment in full of (i) the Bonds, or after provision for such payment shall have been made as provided in the Indenture, (ii) the fees, charges and expenses of the Trustee, the Registrar, the Tender Agent, the Remarketing Agent, any Paying Agent and the Credit Provider, if any, due and owing in accordance with this Agreement and the Indenture and (iii) all other amounts required to be paid under this Agreement and the Indenture, shall be applied as provided in Section 5.06 of the Indenture.

          SECTION 4.6. CREDIT FACILITY.

          (a) The Borrower will deliver (or cause to be delivered) to the Trustee the irrevocable direct-pay letter of credit of BankBoston, N.A., in the stated amount of $19,281,096, as the initial Credit Facility for the Bonds.

          (b) At least thirty-five (35) days prior to the expiration or termination of any existing Credit Facility including any renewals or extensions thereof (other than an expiration of such Credit Facility at the final maturity of the Bonds) the Borrower shall provide to the Trustee (with a copy to the Remarketing Agent) (i) a renewal or extension of the term of the existing Credit Facility for a term of at least one (1) year (or, if shorter, the period to maturity of the Bonds) or a substitute Credit Facility meeting the requirements set forth in subsection (c) below or (ii) the written consent of the Authority to the continuation of the Bonds without a Credit Facility. In the event that the Borrower desires to obtain the consent of the Authority to the continuation of the Bonds without a Credit Facility, the Borrower shall accordingly notify the Authority not less than sixty-five (65) days prior to the expiration or termination of the existing Credit Facility. The Borrower shall not permit any Credit Facility in effect to terminate with respect to any Bond during any Rate Period unless the Bonds are then permitted to be redeemed at the option of the Borrower pursuant to Section 4.01(a)(2) of the Indenture.

          (c) The Borrower may at any time provide a substitute Credit Facility with respect to the Bonds in accordance with the provisions hereof and of
Section 5.07 of the Indenture and upon delivery to the Trustee of the items specified in subsection (e) below; provided, however, that the Borrower shall not substitute any Credit Facility with respect to any Bond during a Rate Period if such Bonds are not then permitted to be redeemed at the option of the Borrower pursuant to Section 4.01(a)(2) of the Indenture.

          Any such substitute Credit Facility must meet the following conditions:

               (i) the substitute Credit Facility must be (A) a letter of credit issued by a commercial bank or other financial institution substantially in the form of the initial Credit Facility provided hereunder or (B) approved by the Authority;

               (ii) the terms and provisions of the substitute Credit Facility must be (A) in all material respects the same as the terms and provisions of the initial Credit Facility provided hereunder or (B) otherwise acceptable to the Authority;

               (iii) the substitute Credit Facility must take effect on or before the Business Day immediately preceding the termination of the existing Credit Facility and the term of the substitute Credit Facility must be at least one (1) year (or, if shorter, the period to maturity of the Bonds); and

               (iv) the substitute Credit Facility must be in an amount sufficient to pay principal of, interest on, premium, if any, which will be applicable during the then current Rate Period, and the purchase price of the Bonds.

          (d) If no Credit Facility is in effect with respect to the Bonds, the Borrower at any time may provide a Credit Facility with respect to the Bonds upon delivery to the Trustee of the items specified in subsection (e) below; provided, however, that no such provision of a Credit Facility may be made with respect to any Bond unless the Bonds would then be permitted to be redeemed at the option of the Borrower pursuant to Section 4.01(a)(2) of the Indenture.

          (e) On or prior to the date of the delivery of a substitute Credit Facility to the Trustee pursuant to subsection (c) above or a Credit Facility pursuant to subsection (d) above, the Borrower shall cause to be furnished to the Trustee (i) an opinion of Bond Counsel addressed to the Trustee to the effect that the delivery of such Credit Facility to the Trustee is authorized under the Indenture and this Agreement and complies with the terms thereof and hereof and will not adversely affect the Tax-Exempt status of the Bonds, (ii) an opinion or opinions of counsel to the Credit Provider addressed to the Trustee and the Authority, to the effect that the Credit Facility has been duly authorized, executed and delivered by the Credit Provider and constitutes the valid, legal and binding obligation of the Credit Provider enforceable against the Credit Provider in accordance with its terms, and (iii) (A) written evidence from each Rating Agency then rating the Bonds to the effect that the Bonds will be rated in one of the three highest long-term rating categories or the highest short-term rating category (in each case, without regard to rating subcategories) of such Rating Agency as a result of the provision of such Credit Facility or (B) the written consent of the Authority to the provision of such Credit Facility.

ARTICLE V

                        SPECIAL COVENANTS AND AGREEMENTS

          SECTION 5.1. RIGHT OF ACCESS TO THE PROJECT. The Borrower agrees that during the term of this Agreement, and, to the extent within its control, for so long as the Borrower leases or operates the Project Facilities, the Authority, the Trustee, the Credit Provider and the duly authorized agents of any of them shall have the right (but not the duty) at all reasonable times during normal business hours to enter upon the site of the Project Facilities to examine and inspect the Project Facilities; provided, however, that this right is subject to federal and State laws and regulations applicable to the site of the Project Facilities (including regulations, rules and practices of the respective landlords); and provided further that the Borrower reserves the right to restrict access to the Project Facilities in accordance with reasonably adopted procedures relating to safety and security. The rights of access hereby reserved to the Authority, the Trustee and the Credit Provider may be exercised only after such agent shall have executed release of liability (which release shall not limit any of the Borrower's obligations hereunder) and secrecy agreements if requested by the Borrower in the form then currently used by the Borrower, and nothing contained in this Section or in any other provision of this Agreement shall be construed to entitle the Authority, the Trustee or the Credit Provider to any information or inspection involving the confidential knowhow of the Borrower.

          SECTION 5.2. THE BORROWER'S MAINTENANCE OF ITS EXISTENCE; ASSIGNMENTS.

          (a) The Borrower agrees that during the term of this Agreement and so long as any Bond is Outstanding, it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it; provided, that the Borrower may, without violating the agreements contained in this Section 5.2, consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, or sell or otherwise transfer to another corporation all or substantially all of its assets as an entirety and thereafter dissolve; provided, that in the event the Borrower is not the surviving, resulting or transferee corporation, as the case may be, that the surviving, resulting or transferee corporation (i) is a corporation organized under the laws of the United States or any state, district or territory thereof;
(ii) is qualified to do business in the State or consents to service of process in the State; and (iii) assumes in writing all of the obligations of the Borrower under this Agreement.

          Notwithstanding the foregoing, in connection with any consolidation, merger, sale or other transfer, the Trustee and the Authority shall receive an opinion of Bond Counsel to the effect that such merger, consolidation, sale or other transfer will not in and of itself effect the Tax-Exempt status of the Bonds.

          Notwithstanding any other provision of this Section 5.2(a), the Borrower need not comply with any of the provisions of Section 5.2(a) above if, at the time of such transaction, all of the Bonds will be defeased as provided in Article X of the Indenture.

          (b) The rights and obligations of the Borrower under this Agreement may be assigned by the Borrower, in whole or in part; provided, however, that any assignment other than pursuant to Section 5.2(a) hereof shall be subject to each of the following conditions:

               (i) No such assignment shall relieve the Borrower from primary liability for any of its obligations hereunder, and the Borrower shall continue to remain primarily liable for the payments specified in
          Section 4.2 hereof, and for performance and observance of the other agreements on its part herein provided to be performed and observed by it.

               (ii) Any such assignment from the Borrower shall retain for the Borrower such rights and interests as will permit it to perform its obligations under this Agreement, and any assignee from the Borrower shall assume the obligations of the Borrower hereunder to the extent of the interest assigned.

               (iii) The Borrower shall, within thirty (30) days after delivery thereof, furnish or cause to be furnished to the Authority and the Trustee a true and complete copy of every such assignment together with an instrument of assumption.

               (iv) The Borrower shall cause to be delivered to the Authority and the Trustee an opinion of Bond Counsel to the effect that such assignment will not, in and of itself, adversely affect the Tax-Exempt status of interest on the Bonds.

          (c) If a merger, consolidation, sale or other transfer is effected, as provided in this Section, the provisions of this Section shall continue in full force and effect and no further merger, consolidation, sale or transfer shall be effected except in accordance with the provisions of this Section.

          SECTION 5.3. RECORDS AND FINANCIAL STATEMENTS OF BORROWER. The Borrower shall, within 120 days after the close of each fiscal year, submit to the Authority and to the Trustee audited financial statements with respect to the Borrower or its parent company for such fiscal year. The Trustee shall have no duty to review such financial statements. The Trustee shall be permitted (but shall have no duty) at all reasonable times during the term of this Agreement to examine the books and records of the Borrower with respect to the Project Facilities, subject to the limitations expressed in Section 5.1.

          SECTION 5.4. MAINTENANCE AND REPAIR; TAXES; UTILITY AND OTHER CHARGES; INSURANCE. For so long as the Project is in operation, the Borrower agrees to maintain, to the extent permitted by applicable law and regulation, the Project, or cause the Project to be so maintained, during the term of this Agreement (i) in as reasonably safe condition as its operations shall permit and (ii) in good repair and in good operating condition, ordinary wear and tear excepted, making from time to time all necessary repairs thereto and renewals and replacements thereof; provided, however, that anything in the Credit Agreement to the contrary shall control and supersede this section of the Agreement.

               For so long as the Project is in operation, the Borrower agrees that between the Authority and the Borrower, the Borrower agrees to pay or cause to be paid during the term of this Agreement all taxes, governmental charges of any kind lawfully assessed or levied upon the Project or any part thereof, including any taxes levied against the Project, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project, provided that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Borrower, to the extent described above, shall be obligated to pay only such installments as are required to be paid during the term of this Agreement. The Borrower may, at the Borrower's expense and in the Borrower's name, in good faith, contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during that period of such contest and any appeal therefrom unless by such nonpayment the Project or any part thereof will be subject to loss or forfeiture.

          SECTION 5.5. QUALIFICATION IN CALIFORNIA. The Borrower agrees that throughout the term of this Agreement it, or any successor or assignee as permitted by Section 5.2, will be qualified to do business in the State.

          SECTION 5.6. TAX-EXEMPT STATUS OF INTEREST ON BONDS.

          (a) It is the intention of the parties hereto that interest on the Bonds shall be and remain Tax-Exempt, and to that end the covenants and agreements of the Authority and the Borrower in this Section and the Tax Certificate are for the benefit of the Trustee and each and every person who at any time will be a holder of the Bonds.

          (b) Each of the Borrower and the Authority covenants and agrees that it will not directly or indirectly use or permit the use of any proceeds of the Bonds or other funds, or take or omit to take any action that will cause any Bond to be an "arbitrage bond" within the meaning of Section 148 of the Code. Each of the Borrower and the Authority further covenants and agrees that it will not direct the Trustee to invest any funds held by it under the Indenture or this Agreement, in such manner as would, or enter into, or allow any related person to enter into, any arrangement, formal or informal, that would cause any Bond to be an "arbitrage bond" within the meaning of Section 148(a) of the Code. To such ends with respect to the Bonds, the Authority and the Borrower will comply with all requirements of Section 148 of the Code to the extent applicable to the Bonds. In the event that at any time the Authority or the Borrower is of the opinion that for purposes of this Section 5.6(b) it is necessary to restrict or limit the yield on the investment of any moneys held by the Trustee under this Agreement or the Indenture, the Authority or the Borrower shall so notify the Trustee in writing.

          Without limiting the generality of the foregoing, the Borrower and the Authority agree that there shall be paid from time to time all amounts required to be rebated to the United States pursuant to Section 148(f) of the Code and any applicable Treasury Regulations. This covenant shall survive payment in full or defeasance of the Bonds. The Borrower specifically covenants to pay or cause to be paid for and on behalf of the Authority to the United States at the times and in the amounts determined under Section 6.06 of the Indenture the Rebate Requirement as described in the Tax Certificate.

          (c) The Authority certifies and represents that it has not taken, and the Authority covenants and agrees that it will not take, any action which will cause interest paid on the Bonds to become includable in gross income of the holders of the Bonds for federal income tax purposes pursuant to Sections 103 and 141 through 150 of the Code; and the Borrower certifies and represents that it has not taken or, to the extent within its control, permitted to be taken, and the Borrower covenants and agrees that it will not take or, to the extent within its control, permit to be taken any action which will cause the interest on the Bonds to become includable in gross income of the holders of the Bonds for federal income tax purposes pursuant to the provisions of Article XIII of the Tax Reform Act of 1986; provided that neither the Borrower nor the Authority shall have violated these covenants if the interest on any of the Bonds becomes taxable to a person solely because such person is a "substantial user" of the financed facilities or a "related person" within the meaning of Section 103(b)(13) of the Code; and provided, further, that none of the covenants and agreements herein contained shall require either the Borrower or the Authority to enter an appearance or intervene in any administrative, legislative or judicial proceeding in connection with any changes in applicable laws, rules or regulations or in connection with any decisions of any court or administrative agency or other governmental body affecting the taxation of interest on the Bonds. The Borrower acknowledges having read Section 6.06 of the Indenture and agrees to perform all duties imposed on it by such Section, by this Section and by the Tax Certificate. Insofar as Section 6.06 of the Indenture and the Tax Certificate impose duties and responsibilities on the Borrower, they are specifically incorporated herein by reference.

          (d) Notwithstanding any provision of this Section 5.6 and Section 6.06 of the Indenture, if the Borrower shall provide to the Authority and the Trustee an opinion of Bond Counsel that any specified action required under this Section
5.6 and Section 6.06 of the Indenture is no longer required or that some further or different action is required to maintain the Tax-Exempt status of interest on the Bonds, the Borrower, the Trustee and the Authority may conclusively rely on such opinion in complying with the requirements of this Section, and the covenants hereunder shall be deemed to be modified to that extent.

          SECTION 5.7. NOTICE OF RATE PERIODS. The Borrower shall designate and give timely written notice to the Trustee as required by the Indenture prior to any change in Rate Periods for the Bonds. In addition, if the Borrower shall elect to change Rate Periods in accordance with the Indenture under circumstances requiring the delivery of an opinion of Bond Counsel, the Borrower shall deliver such opinion to the Trustee concurrently with the giving of notice with respect thereto.

          SECTION 5.8. REMARKETING OF THE BONDS. The Borrower agrees to perform all obligations and duties required of it by the Indenture and the Remarketing Agreement with respect to any remarketing of the Bonds.

          SECTION 5.9. PURCHASE OF BONDS. The Borrower agrees that it shall not purchase, and it shall cause any Guarantor or affiliate of the Borrower to not purchase, Bonds from the Remarketing Agent or otherwise.

          SECTION 5.10. CONTINUING DISCLOSURE. The Borrower hereby covenants and agrees, whenever a Term Rate Period of more than nine months is in effect, to comply with the continuing disclosure requirements for the Bonds as promulgated under Rule 15c2-12, as it may from time to time hereafter be amended or supplemented. Notwithstanding any other provision of this Agreement, failure of the Borrower to comply with the requirements of Rule 15c2-12 applicable to the Bonds, as it may from time to time hereafter be amended or supplemented, shall not be considered an Event of Default hereunder or under the Indenture; however, the Trustee may (and, at the written request of the Remarketing Agent or the holders of at least 25% aggregate principal amount of Outstanding Bonds and upon receipt of indemnity satisfactory to the Trustee, shall) or any Bondholder or "Beneficial Owner" of any Bonds may take such actions as may be necessary and appropriate, including seeking mandate or specific performance by court order, to cause the Borrower to comply with its obligations pursuant to this Section
5.10. For purposes of this Section, "Beneficial Owner" means any person who has or shares the power, directly or indirectly, to make investment decisions concerning ownership of any Bonds (including persons holding Bonds through nominees, depositories or other intermediaries).

ARTICLE VI

          DAMAGE, DESTRUCTION AND CONDEMNATION; CONTINUATION OF PAYMENT

          SECTION 6.1. OBLIGATION TO CONTINUE PAYMENTS. If prior to full payment of the Bonds (or provision for payment thereof in accordance with the provisions of the Indenture) (i) the Project or any portion thereof is destroyed (in whole or in part) or is damaged by fire or other casualty, or (ii) the temporary use of the Project or any portion thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Borrower shall nevertheless be obligated to continue to pay the amounts specified in Article IV hereof, to the extent not prepaid in accordance with Article VIII hereof.

          SECTION 6.2. DAMAGE TO OR CONDEMNATION OF OTHER PROPERTY. As between the Authority and the Borrower, the Borrower shall be entitled to the Net Proceeds of any insurance or condemnation award or portion thereof made for damages to or takings of its property not included in the Project.

ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

          SECTION 7.1. EVENTS OF DEFAULT. Any one of the following which occurs and continues shall constitute an Event of Default pursuant to this Agreement:

          (a) failure by the Borrower to pay or cause to be paid any amounts required to be paid under Section 4.2(a) or (b) hereof when due, which failure causes an Event of Default under the Indenture; or

          (b) failure of the Borrower to observe and perform any covenant, condition or agreement on its part required to be observed or performed under this Agreement, other than making the payments referred to in (a) above, which continues for a period of thirty (30) days after written notice from the Trustee or the Authority, which notice shall specify such failure and request that it be remedied, unless the Authority and the Trustee shall agree in writing to an extension of such time period; provided, however, that if the failure stated in the notice cannot be corrected within such period, the Authority and the Trustee will not unreasonably withhold their consent to an extension of such time period if corrective action is instituted within such period and diligently pursued until the default is corrected; or

          (c) an Act of Bankruptcy of the Borrower, but solely in the event that no Credit Facility is in effect for the Bonds;

          (d) the occurrence of an Event of Default under the Indenture.

          The provisions of subsection (b) of the preceding paragraph are subject to the limitation that the Borrower shall not be deemed in default if and so long as the Borrower is unable to carry out its agreements hereunder by reason of strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the State or any of their departments, agencies, or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquake; fire; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Borrower; it being agreed that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Borrower, and the Borrower shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Borrower, unfavorable to the Borrower. This limitation shall not apply to any default under subsections (a), (c) or (d) of this Section.

          SECTION 7.2. REMEDIES ON DEFAULT. Whenever any Event of Default shall have occurred and shall continue,

          (a) The Trustee, by notice in writing delivered to the Borrower (with copies of such notice being sent to the Authority and the Credit Provider, if any) and with the prior consent of the Credit Provider, if any, may declare the unpaid balance of the loan payable under Section 4.2(a) of this Agreement with respect to which an Event of Default has occurred, in an amount equal to the Outstanding principal amount of the Bonds, together with the interest accrued thereon, to be immediately due and payable, and shall do so if the Bonds have been accelerated as provided in the Indenture. After any such declaration of acceleration of the Bonds, the Trustee shall immediately take such actions as necessary to realize moneys under the Credit Facility, if any, then in effect.

          (b) The Trustee may have access to and may inspect, examine and make copies of the books and records and any and all accounts, data and federal income tax and other tax returns of the Borrower.

          (c) The Authority or the Trustee may take whatever action at law or in equity as may be necessary or desirable to collect the payments and other amounts then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Agreement.

          The provisions of subsection (a) of the preceding paragraph, however, are subject to the condition that if, at any time after any portion of the loan shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, there shall have been deposited with the Trustee a sum sufficient to pay all the principal of the Bonds matured prior to such declaration and all matured installments of interest (if any) upon all such Bonds, with interest on such overdue installments of principal as provided herein, and the reasonable fees and expenses of the Trustee, and any and all other defaults actually known to the Trustee (other than in the payment of principal of and interest on such Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the holders of at least a majority in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority and to the Trustee accompanied by the written consent of the Credit Provider, if any, may, on behalf of the holders of all the Bonds, rescind and annul such declaration and its consequences and waive such default; provided that no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair or exhaust any right or power consequent thereon.

          In case the Trustee or the Authority shall have proceeded to enforce its rights under this Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee or the Authority, then, and in every such case, the Borrower, the Trustee and the Authority shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Borrower, the Trustee and the Authority shall continue as though no such action had been taken (provided, however, that any settlement of such proceedings duly entered into by the Authority, the Trustee or the Borrower shall not be disturbed by reason of this provision).

          The Borrower covenants that, in case an Event of Default shall occur with respect to the payment of any Repayment Installment payable under Section 4.2(a) hereof, then, upon demand of the Trustee, the Borrower will pay to the Trustee the whole amount that then shall have become due and payable under said Section.

          In case the Borrower shall fail forthwith to pay such amounts upon such demand, the Trustee shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Borrower and collect in the manner provided by law the moneys adjudged or decreed to be payable.

          Upon the occurrence of an Event of Default described in Section 7.1(c) hereof, the Trustee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount owing and unpaid pursuant to this Agreement and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee allowed in such judicial proceedings relative to the Borrower, its creditors or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute such amounts as provided in the Indenture after the deduction of its charges and expenses. Any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Trustee, and to pay to the Trustee any amount due it for compensation and expenses, including expenses and fees of counsel incurred by it up to the date of such distribution.

          Notwithstanding anything else in this Section 7.2 to the contrary, the failure of the Borrower to observe any covenant, agreement or representation herein which results in a Determination of Taxability, shall not constitute an Event of Default hereunder, if the Bonds are redeemed pursuant to Section 4.01(b)(1) of the Indenture. Payment of the redemption price for such Bonds shall constitute the full and complete payment and satisfaction to the holders of the Bonds for any claims, damages, costs or expenses arising out any failure on the part of the Borrower described above in this paragraph.

          SECTION 7.3. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. In the event the Borrower should default under any of the provisions of this Agreement and the Authority or the Trustee should employ attorneys or incur other expenses for the collection of the payments due under this Agreement or the enforcement of performance or observance of any obligation or agreement on the part of the Borrower herein contained, the Borrower agrees to pay to the Authority or the Trustee the reasonable fees and expenses of such attorneys, such other reasonable expenses so incurred by the Trustee and such other expenses so incurred by the Authority.

          SECTION 7.4. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Authority or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Such rights and remedies as are given the Authority hereunder shall also extend to the Trustee, and the Trustee and the holders of the Bonds shall be deemed third party beneficiaries of all covenants and agreements herein contained. To the extent that any covenants and agreements in this Agreement expressly grant rights to any Credit Provider, if any, the Credit Provider, if any, shall be deemed a third party beneficiary of such covenants and agreements.

          SECTION 7.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement or covenant contained in this Agreement should be breached by the Borrower and thereafter waived by the Authority or the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

ARTICLE VIII

                                   PREPAYMENT

          SECTION 8.1. REDEMPTION OF BONDS WITH PREPAYMENT MONEYS. By virtue of the assignment of the rights of the Authority under this Agreement to the Trustee as is provided in Section 4.4 hereof, the Borrower agrees to and shall pay (or cause to be paid) directly to the Trustee any amount permitted or required to be paid by it under this Article VIII. The Trustee shall use the moneys so paid to it by the Borrower to effect redemption of the Bonds in accordance with Article IV of the Indenture on the date specified for such redemption pursuant to Section 8.5 hereof.

          SECTION 8.2. OPTIONS TO PREPAY INSTALLMENTS. The Borrower shall have the option to prepay the amounts payable under Section 4.2(a) hereof by paying to the Trustee, for deposit in the Bond Fund, the amount set forth in Section
8.4 hereof, under the circumstances set forth in Section 4.01(a) of the Indenture.

          SECTION 8.3. MANDATORY PREPAYMENT. The Borrower shall have and hereby accepts the obligation to prepay Repayment Installments to the extent mandatory redemption of any of the Bonds is required pursuant to Section 4.01(b) of the Indenture or to the extent the maturity of any of the Bonds shall have been accelerated pursuant to Section 7.01 of the Indenture. The Borrower shall satisfy its obligation hereunder by prepaying such Repayment Installments (a) within one hundred eighty (180) days after the occurrence of any event set forth in paragraph (1) of said Section 4.01(b), (b) subject to any notice requirements contained in the Indenture with respect to the mandatory redemption of the Bonds, immediately upon the occurrence of any event set forth in paragraphs (2) or (3) of said Section 4.01(b) giving rise to such required prepayment, (c) on or before the redemption date specified in paragraph (4) of said Section 4.01(b) as to any mandatory partial redemption of Bonds under that paragraph, and (d) immediately upon receipt of notice from the Trustee of any acceleration of the maturity of the Bonds pursuant to Section 7.01 of the Indenture. The amount payable by the Borrower in the event of a prepayment required by this Section shall be determined as set forth in Section 8.4 hereof and shall be deposited in the Bond Fund.

          SECTION 8.4. AMOUNT OF PREPAYMENT. In the case of a prepayment of the entire amount due hereunder pursuant to Section 8.2 or 8.3 hereof, the amount to be paid shall be a sum sufficient, together with other funds and the yield on any securities then on deposit with the Trustee and available for such purpose, to pay (1) the principal of all Outstanding Bonds on the redemption date specified in the notice of redemption, plus interest accrued and to accrue to the payment or redemption date of the Bonds, plus premium, if any, pursuant to the Indenture, (2) all reasonable and necessary fees and expenses of the Authority, the Trustee, the Tender Agent, the Registrar, the Remarketing Agent and any Paying Agent accrued and to accrue through final payment of the Bonds, and (3) all other liabilities of the Borrower accrued and to accrue under this Agreement with respect to the Bonds.

          In the case of partial prepayment of the Repayment Installments with respect to the Bonds, including pursuant to Section 4.01(b)(4) of the Indenture, the amount payable shall be a sum sufficient, together with other funds deposited with the Trustee and available for such purpose, to pay the principal amount of and premium, if any, and accrued interest on the Bonds to be redeemed, as provided in the Indenture, and to pay expenses of redemption of such Bonds.

          SECTION 8.5. NOTICE AND DATE OF PREPAYMENT. In the event of a prepayment pursuant to Article VIII, the Borrower shall give, at least fifteen
(15) days prior to the last day by which the Trustee is permitted to give notice of redemption pursuant to Section 4.03 of the Indenture, written notice to the Authority and the Trustee specifying the date upon which any prepayment will be made, provided that the Authority and the Trustee may agree to waive their respective rights to receive such notice or may agree to a shorter notice period. If in the case of a mandatory prepayment pursuant to Section 8.3 hereof, the Borrower fails to give such notice of a prepayment required by this Section 8.5, such notice may be given by the Authority, by the Trustee, by the Credit Provider, if any, or any holder or holders of 10% or more in aggregate principal amount of the Outstanding Bonds. The Authority and the Trustee, at the request of the Borrower, the Credit Provider, if any, or Bondholders, shall forthwith take all steps necessary under the Indenture (except that the Authority shall not be required to make payment of any money required for such redemption other than from Revenues) to effect redemption of all or part of the then Outstanding Bonds, as the case may be, (a) in the case of redemption upon optional prepayment, on the date specified in such notice or if no such date is specified on the earliest practicable date thereafter on which such redemption may be made under applicable provisions of the Indenture and (b) in the case of redemption upon mandatory prepayment, on the earliest practicable date thereafter on which such redemption may be made under the applicable provisions of the Indenture.

          Notwithstanding anything to the contrary in this Agreement, each notice contemplated in this Section 8.5 that is given with respect to an optional prepayment pursuant to Section 8.2 hereof shall state that it is subject to and conditional upon receipt by the Trustee on or prior to the proposed prepayment date of Available Amounts in an amount sufficient to effect such prepayment and such notice shall be of no force and effect and the prepayment need not be made and the Repayment Installments will not become due and payable on the proposed prepayment date unless such Available Amounts are so received on or prior to the proposed prepayment date.

ARTICLE IX

              NONLIABILITY OF AUTHORITY; EXPENSES; INDEMNIFICATION

          SECTION 9.1. NONLIABILITY OF AUTHORITY. The Authority shall not be obligated to pay the principal of, or premium, if any, or interest on the Bonds, except from Revenues. The Borrower hereby acknowledges that the Authority's sole source of moneys to repay the Bonds will be provided by the payments made by the Borrower pursuant to this Agreement, together with other Revenues with respect to the Bonds, including amounts received by the Trustee under the Credit Facility and investment income on certain funds and accounts held by the Trustee under the Indenture, and hereby agrees that if the payments to be made hereunder shall ever prove insufficient to pay all principal of, and premium, if any, and interest on the Bonds as the same shall become due (whether by maturity, redemption, acceleration or otherwise), then upon notice from the Trustee, the Borrower shall pay such amounts as are required from time to time to prevent any deficiency or default in the payment of such principal, premium or interest, including, but not limited to, any deficiency caused by acts, omissions, nonfeasance or malfeasance on the part of the Trustee, the Borrower, the Authority, the Credit Provider, if any, or any third party.

          SECTION 9.2. EXPENSES. The Borrower covenants and agrees to indemnify the Authority and the Trustee against all reasonable costs and charges, including fees and disbursements of attorneys, accountants, consultants and other experts, incurred in good faith in connection with this Agreement, any Series of Bonds or the Indenture.

          SECTION 9.3. INDEMNIFICATION. The Borrower releases the Authority and the Trustee from, and covenants and agrees that neither the Authority, the Trustee, the Tender Agent, the Paying Agent nor the Registrar shall be liable for, and covenants and agrees, to the extent permitted by law, to indemnify and hold harmless the Authority, the Trustee, the Tender Agent, the Paying Agent and the Registrar and their directors, officers, employees and agents from and against, any and all losses, claims, damages, liabilities or expenses, of every conceivable kind, character and nature whatsoever arising out of, resulting from or in any way connected with (1) the Project Facilities, or the conditions, occupancy, use, possession, conduct or management of, or work done in or about, or from the planning, design, installation or construction of the Project Facilities or any part thereof; (2) the issuance of the Bonds or any certifications, covenants or representations made in connection therewith and the carrying out of any of the transactions contemplated by the Bonds and this Agreement; (3) the Trustee's acceptance or administration of the trusts under the Indenture, or the exercise or performance of any of its powers or duties under the Indenture; (4) any untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, in any official statement or other offering circular utilized by the Authority or any Underwriter in connection with the sale of the Bonds, other than information in any such official statement or offering circular supplied by the Authority; or (5) the cleanup of any hazardous materials or toxic wastes from the Project, or the authorization of payment of costs thereof; provided that the foregoing release and indemnity in this Section 9.3 shall not be required for damages that result from negligence or willful misconduct on the part of the party seeking such release or indemnity. The indemnity required by this Section shall be only to the extent that any loss sustained by the Authority or the Trustee exceeds the net proceeds the Authority or the Trustee receives from any insurance carried with respect to the loss sustained. The Borrower further covenants and agrees, to the extent permitted by law, to pay or to reimburse the Authority, the Trustee, the Tender Agent, the Paying Agent and the Registrar and their officers, employees and agents for any and all costs, reasonable attorneys' fees, liabilities or expenses incurred in connection with investigating, defending against or otherwise in connection with any such losses, claims, damages, liabilities, expenses or actions, except to the extent that the same arise out of the negligence or willful misconduct of the party claiming such payment or reimbursement or such cost, attorneys' fees or expenses are paid by any carried insurance. The provisions of this Section shall survive the discharge of the Indenture and the retirement of the Bonds.


ARTICLE X

                                  MISCELLANEOUS

          SECTION 10.1. NOTICES. All notices, certificates or other communications shall be deemed sufficiently given upon actual receipt thereof when the same have been mailed by first class mail or by overnight mail, postage prepaid, addressed to the Authority, the Borrower, the Trustee, the Registrar, the Paying Agent, the Tender Agent, the Remarketing Agent, the Credit Provider, if any, or the Rating Agencies, as the case may be, at the addresses set forth in Section 11.05 of the Indenture. A duplicate copy of each notice, certificate or other communication given hereunder by either the Authority or the Borrower to the other shall also be given to the Trustee. Unless otherwise requested by the Authority, the Trustee, the Borrower, the Registrar, the Paying Agent, the Tender Agent, the Remarketing Agent or the Credit Provider, if any, any notice required to be given hereunder in writing may be given by any form of telephonic or electronic transmission capable of making a written record. Each such party shall file with the Trustee information appropriate to receiving such form of telephonic or electronic transmission. The Authority, the Borrower, the Trustee and the Credit Provider, if any, may, by notice given hereunder, designate any different addresses to which subsequent notices, certificates or other communications shall be sent.

          SECTION 10.2. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

          SECTION 10.3. EXECUTION OF COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument; provided, however, that for purposes of perfecting a security interest in this Agreement under Article 9 of the California Uniform Commercial Code, only the counterpart delivered, pledged, and assigned to the Trustee shall be deemed the original.

          SECTION 10.4. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided in this Agreement or the Indenture, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with
Article IX of the Indenture.

          SECTION 10.5. GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with and governed by the Constitution and laws of the State applicable to contracts made and performed in the State. This Agreement shall be enforceable in the State, and any action arising out of this Agreement shall be filed and maintained in a court in Sacramento County, California, unless the Authority waives this requirement.

          SECTION 10.6. AUTHORIZED BORROWER REPRESENTATIVE. Whenever under the provisions of this Agreement the approval of the Borrower is required or the Authority is required to take some action under the Indenture at the request of the Borrower, such approval or such request shall be given on behalf of the Borrower by the Authorized Borrower Representative, and the Authority and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee as a result of any such action taken.

          SECTION 10.7. TERM OF THE AGREEMENT. This Agreement shall be in full force and effect with respect to the Bonds from the date hereof and shall continue in effect as long as any of the Bonds are Outstanding or the Trustee holds any moneys under the Indenture, whichever is later. All representations and certifications by the Borrower as to all matters affecting the Tax Exempt status of interest on the Bonds shall survive the termination of this Agreement.

          SECTION 10.8. BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the Authority, the Borrower and their respective successors and assigns; subject, however, to the limitations contained in Section 5.2 hereof. Borrower acknowledges and agrees to Section
12.13 of the Indenture.

          SECTION 10.9. CREDIT PROVIDER. All provisions hereof regarding consents, approvals, directions, appointments or requests by the Credit Provider, if any, shall be deemed not to require or permit such consents, approvals, directions, appointments or requests by such Credit Provider, during any time in which no Credit Facility has been delivered, or the Credit Provider, has failed to honor a draft presented to it in strict conformance with the applicable provisions of the Credit Facility, or after the Credit Facility shall at any time for any reason cease to be valid and binding on the Credit Provider, if any, or while such Credit Provider, is denying further liability or obligation under the Credit Facility (unless such Credit Facility has been fully drawn or to the extent that the conditions to making a demand for payment thereunder have not been strictly satisfied) or after the Credit Provider, has rescinded, repudiated or terminated the Credit Facility.

          All provisions herein relating to the Credit Provider, if any, shall be of no force and effect with respect to the Credit Provider if the Credit Facility and Credit Agreement are not in effect, there are no related Credit Provider Bonds and all amounts owing to such Credit Provider under the Credit Agreement have been paid.

          IN WITNESS WHEREOF, the Authority has caused this Loan Agreement to be executed in its name and attested by its duly authorized officers, and the Borrower has caused this Agreement to be executed in its name and its seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

                                      CALIFORNIA ECONOMIC DEVELOPMENT
                                      FINANCING AUTHORITY



                                      By___________________________________
                                        Chair


         Attest:



         By___________________________________

               Secretary

                                      MERCURY AIR GROUP, INC.

                                      By___________________________________


                                      Its__________________________________


             [SEAL]

 __________________________________




          Attest:



          By_________________________________

          Its________________________________

                                                                      EXHIBIT A

                      Description of the Project Facilities


THE LOS ANGELES INTERNATIONAL AIRPORT ("LAX")

          Leasing, construction, rehabilitation, installation and conversion of an existing aircraft hangar into an approximately 171,400 square foot warehouse, with approximately 43,000 square feet of attached office space. This portion of the Project will include truck ramps, loading docks, overhead doors for ramp access to cargo planes, aircraft ramp and other site work. The facility will be used to handle cargo for airline customers, including cargo storage, bonded warehousing, break-down and build-up of pallets and containers, cargo inspection and receipt and related customer service functions. On a short term basis, a small portion of the facility may be leased to an airline or government entity to conduct its own cargo operations. The warehouse is located at 6040 Avion Drive, Los Angeles, California 90045.


THE BURBANK-GLENDALE-PASADENA AIRPORT (THE "BURBANK AIRPORT")

          Leasing, development, construction, installation and completion of an approximately 17 acre site to include an approximately 9,000 square foot terminal building, five hangar buildings with related office space totaling approximately 72,100 total square feet, 260,000 square feet of aircraft ramp, parking areas and related site improvements. The facilities will be used to conduct fixed base operations including retail fuel sales; refueling of corporate, private and some commercial aircraft; rental of aircraft hangar, related office and aircraft tie-down space; and flight support services for commercial and general aviation. The terminal building will include an office and a kitchen, restrooms, lobby, pilots lounge and conference room for use by the Borrower's customers. The address of the Burbank Airport portion of the Project is 10700 Sherman Way, Burbank, California 91505.





                                       A-1